UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 4, 2017

CIMAREX ENERGY CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31446	45-0466694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                    Regulation FD Disclosure.

On May 4, 2017, the Company issued a press release relating to the matters described below. A copy of the press release is attached hereto as Exhibit 99.1.

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2016 with the Securities and Exchange Commission (the “SEC”) on February 24, 2017 (the “Original Filing”).  Subsequent to the filing of the Original Filing, in the course of preparing the Company’s consolidated financial statements for the quarter ended March 31, 2017, management identified an error in the quarterly full-cost ceiling test calculations used in prior periods to test the Company’s oil and gas properties for possible impairment. Specifically, the calculations did not properly consider the Company’s tax net operating loss carry forwards in the calculation of the capitalized costs of net oil and gas properties to be tested for impairment. This error also had the effect of incorrectly reporting impairments in prior periods. The incorrect impairments reported in prior periods resulted in the overstatement of depletion expense in prior periods.  Management promptly reported the matter to the Audit Committee of the Company’s Board of Directors and KPMG LLP, the Company’s independent registered public accounting firm.

After considering the guidance in SEC Staff Accounting Bulletin (“SAB”) No. 99 and Accounting Standards Codification 250, management evaluated the materiality of the error on financial statement items quantitatively and qualitatively and concluded that the error was not material to any of the Company’s prior annual or interim period financial statements.  The Audit Committee, after consulting with separate independent accounting and legal advisors, agreed with these findings.  The Company plans to file an amended Annual Report on Form 10-K for 2016 (the “Form 10-K/A”) to correct the immaterial errors in its Consolidated Financial Statements included in Part II, Item 8 (collectively referred to as the “Financial Statements”) and related footnote disclosures as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 (including the unaudited quarterly periods within 2016 and 2015) in accordance with SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”. The Company currently anticipates that the Form 10-K/A will be filed with the SEC on or before May 10, 2017.

The ceiling limitation calculation is not intended to be indicative of the fair market value of the Company’s proved reserves or future results. Impairment charges do not affect cash flow from operating activities, but do adversely affect net income (loss) and various components of the Company’s balance sheet.  Any recorded impairment of oil and gas properties is not reversible at a later date.

Preliminary estimates of the aggregate adjustments for the years ended December 31, 2016, 2015 and 2014 are as follows (in thousands, unaudited):

	2016	2015	2014
Impairment of oil and gas properties
Previously reported	$(719,142)	$(3,716,883)	$—
Corrected	(757,670)	(4,033,295)	—
Understatement	$(38,528)	$(316,412)	$—
	5%	9%	0%
Depreciation, depletion and amortization
Reported	$465,936	$778,923	$806,021
Corrected	392,348	731,460	775,577
Overstatement	$73,588	$47,463	$30,444
	16%	6%	4%
Net income (loss)
Reported	$(431,049)	$(2,408,948)	$507,204
Corrected	(408,803)	(2,579,604)	526,498
Over(under)statement	$22,246	$(170,656)	$(19,294)
	5%	-7%	-4%
Net cash provided by operating activities
Reported	$599,225	$691,500	$1,619,365
Corrected	599,225	691,500	1,619,365
Over(under)statement	$—	$—	$—
	0%	0%	0%
Stockholders’ equity(1)
Reported	$2,360,064	$2,797,678	$4,500,632
Corrected	2,042,989	2,458,357	4,331,966
Overstatement	$317,075	$339,321	$168,666
	13%	12%	4%

Debt	$1,500,000	$1,500,000	$1,500,000
Debt to total capitalization(2)
Reported	39%	35%	25%
Corrected	42%	38%	26%

(1) Corrected Stockholders’ equity for each year includes a cumulative catchup of $188.0 million, which gives effect to corrections made to the 2013 and 2012 periods.

(2) The reconciliation of debt to total capitalization, which is a non-GAAP measure, is: long-term debt of $1.5 billion for all periods divided by the sum of long-term debt of $1.5 billion plus stockholders’ equity of $2.04 billion, $2.46 billion and $4.33 billion as of December 31, 2016,

2015 and 2014, respectively.  Management uses this non-GAAP measure as one indicator of the Company’s financial condition.  Management believes professional research analysts and rating agencies use this non-GAAP measure for this purpose and to compare the Company’s financial condition to other companies’ financial conditions. In addition, the Company’s revolving credit agreement requires us to maintain a total debt to capitalization ratio (as defined in the credit agreement) of not more than 65%.

Internal Control Consideration

The Original Filing included a report of management’s assessment regarding internal control over financial reporting and an audit report of KPMG LLP, the Company’s independent registered public accounting firm, without qualifications. However, in connection with the corrections to be made in the Form 10-K/A, management re-evaluated the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016 and concluded that a deficiency in the design of the Company’s internal controls related to the full cost ceiling test represents a material weakness in the Company’s internal control over financial reporting and, therefore, that the Company did not maintain effective internal control over financial reporting as of December 31, 2016. We will amend our 2016 Annual Report on Form 10-K to reflect this determination as of December 31, 2016 and the Company’s independent registered public accounting firm, KPMG LLP, will reissue its February 24, 2017 report on internal control over financial reporting as of December 31, 2016 to reflect an adverse opinion on the effectiveness of internal control over financial reporting due to the existence of a material weakness. A description of the material weakness identified by management and management’s plan of remediation for that material weakness will be included in “Part II, Item 9A — Controls and Procedures” of the Form 10-K/A.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, such information shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referred to in any such filings.

Earnings Call Re-Scheduled

Cimarex now expects to report first quarter 2017 results on Wednesday, May 10, 2017, before market open, to be followed by its quarterly conference call at 11:00 AM EDT that same day.  The call will be webcast and is accessible via the Cimarex website at www.cimarex.com.  To join the live, interactive call, please dial 866-367-3053 ten minutes before the scheduled start time (callers in Canada dial 855-669-9657 and international callers dial 412-902-4216).

A replay will be available on the company’s website and via the Cimarex App.

Cautionary Note Regarding Forward-Looking Statements

This report contains, and the earning call will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For example, forward-looking statements include statements regarding the filing of financial statements, the content and timing thereof, the anticipated timing of filing the Form 10-K/A, the anticipated effect of the errors, including the anticipated change in the Company’s ceiling test impairments and statements of income, the scope of the errors, and the anticipation that additional adjustments will not be material. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict,” “anticipate” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this report. Factors that might cause these differences include, but are not limited to, potential delays in the preparation of corrected financial statements, the risk that additional information will come to light during the course of the preparation of corrected financial statements or the review thereof by the Company’s registered independent accounting firm that alters the scope or magnitude of the corrections, potential reviews, investigations or other proceedings by government authorities, stockholders or other parties, the risk that the Company’s remediation plan will be unsuccessful to prevent or detect additional misstatements and potential delays arising from the corrections, including a potential inability to prepare financial statements or file periodic reports on a timely basis, which would be a default under the Company’s senior secured credit facility and note indentures as well as a violation of the Securities Exchange Act and the listing rules of the NYSE. The Company does not assume any obligation to update its forward-looking statements to reflect new information and developments.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit
99.1	Press Release of Cimarex Energy Co. dated May 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMAREX ENERGY CO.

Date: May 4, 2017	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel and Secretary

Exhibit Index

Number	Exhibit

99.1	Press Release of Cimarex Energy Co. dated May 4, 2017.